UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-834

Name of Registrant:	Vanguard Windsor Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2006 - April 30, 2007

Item 1:	Reports to Shareholders

Vanguard® Windsor™ Fund

> Semiannual Report

April 30, 2007

>	For the six months ended April 30, 2007, Vanguard Windsor Fund outperformed its benchmarks and the broad U.S. stock market, with the fund’s Investor Shares gaining 10.1%.

>	A number of the fund’s top ten holdings produced healthy returns, a tribute to the stock-selection skills of Windsor’s advisors.

>	The fund’s allocations to the consumer-oriented and information technology sectors garnered solid gains.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	23
Trustees Approve Advisory Agreements	25
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Windsor Fund
Investor Shares	VWNDX	10.1%
Admiral™ Shares[1]	VWNEX	10.2
Russell 1000 Value Index		9.8
Average Multi-Cap Value Fund[2]		9.7
Dow Jones Wilshire 5000 Index		9.1

Your Fund’s Performance at a Glance
October 31, 2006–April 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$19.27	$19.47	$0.151	$1.529
Admiral Shares	65.04	65.72	0.539	5.159

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

For the six-month period ended April 30, 2007, the Investor Shares of Vanguard Windsor Fund returned 10.1%, and the lower-cost Admiral Shares gained 10.2%. The fund outperformed both of its value benchmarks and bested the broad U.S. stock market by 1 percentage point.

Windsor Fund’s relatively large weighting in the information technology sector and its holdings in consumer-oriented sectors helped the fund excel. Strong showings by a number of its major holdings—among them Cisco Systems, Arrow Electronics, and Alcoa—were major contributors to your fund’s six-month gain.

Stocks soared to a new high in the final month of the period

The U.S. stock market was particularly volatile during the fiscal half-year. The Dow Jones Industrial Average crept up gradually through the first three months, fell steeply in late February, then recovered in March and climbed steadily through April. The Dow closed above 13,000 for the first time on April 25, and gained 5.9% overall for the month, its best single-month performance since December 2003.

During the period, the market was buoyed by economic reports that showed slower, but broadly based, growth in the domestic economy, and by strong profit reports from a host of blue-chip companies. Once again, international stocks outperformed

2

U.S. equities. In a marked turnaround from recent years, large-capitalization stocks outpaced small-cap issues.

The bond market produced modest half-year gains

The Federal Reserve Board maintained its target for the federal funds rate at 5.25% throughout the six-month period. The inversion of the yield curve continued, with yields of long-term bonds remaining lower than short-term yields. As inflation fears abated, the premium generally paid for long-term bonds—and for the longer commitment of capital—diminished.

Money market instruments continued to be a bright spot in the fixed income firmament, returning 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index. The yield of 3-month U.S. Treasuries was 4.8% at the end of the period. For the six months, the broad taxable bond market returned 2.6%, while municipal bonds posted a return of 1.6%.

Sound stock selection helped Windsor outpace the market

In accordance with Windsor Fund’s deep-value style of investing, the fund’s two investment advisors seek out companies that are financially solid but temporarily out of favor with investors. During the six-month period, many of the deeply discounted stocks your fund favors flourished, and the fund outperformed its benchmark index, the average return of its peer group, and the broad U.S. stock market.

Market Barometer
			Total Returns
		Periods Ended April 30, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.1%	15.2%	9.1%
Russell 2000 Index (Small-caps)	6.9	7.8	11.1
Dow Jones Wilshire 5000 Index (Entire market)	9.1	14.5	9.7
MSCI All Country World Index ex USA (International)	16.1	19.7	18.3

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.6%	7.4%	5.1%
Lehman Municipal Bond Index	1.6	5.8	5.2
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.6

CPI
Consumer Price Index	2.4%	2.6%	2.8%

1 Annualized.

3

Several of the fund’s largest holdings had excellent half-year returns. Top-ten holdings Cisco Systems (+11%), Alcoa (+24%), and Goodrich (+30%), all made significant contributions. On the other hand, Bank of America, the fund’s third-largest holding, returned –3% for the period. A number of the fund’s large airline stocks also struggled.

Windsor’s managers select equities primarily on the basis of each stock’s individual merits, not its membership or weighting in a benchmark—and, as a result, the fund’s sector weightings can vary considerably from those of the Russell 1000 Value Index. During the past six months, the advisors’ stock selections led to heavy weightings in the consumer discretionary and information technology sectors, which added considerably to the fund’s performance.

Superior stock selection in the consumer staples sector also boosted the fund’s overall gain. The advisors’ selections underperformed the benchmark in the energy, industrials, and financials sectors, although the penalties were modest.

Windsor’s reliance on two investment advisors continues to serve the fund well. Wellington Management Company and AllianceBernstein independently manage their portions of the portfolio, and their distinct investment approaches add considerably to the fund’s diversification.

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Multi-Cap
	Shares	Shares	Value Fund
Windsor Fund	0.32%	0.22%	1.31%

1 Fund expense ratios reflect the six months ended April 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

A balanced strategy positions you for the long term

At Vanguard, we always encourage shareholders to evaluate their investments from a long-term perspective. In our view, a stock fund like Windsor should be part of a carefully considered, balanced portfolio with an asset allocation that reflects your personal appetite for risk, your time horizon, and your investment goals.

Over time, a well-diversified portfolio that holds both value and growth stock funds, as well as bond and money market funds, can help position you to reap the rewards of the markets’ best-performing assets while muting the impact of the worst-performing ones. With its low expenses and long-term focus on value investing, Vanguard Windsor Fund can play an important role in such an investment plan.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 14, 2007

5

Advisors’ Report

During the fiscal half-year ended April 30, 2007, the Investor Shares of Vanguard Windsor Fund returned 10.1%, and the lower-cost Admiral Shares returned 10.2%. This performance reflected the combined efforts of your fund’s two independent advisors. The use of two advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment during the six-month period and of how their portfolio positioning reflects this assessment.

Wellington Management Company, LLP

Portfolio Manager:

David R. Fassnacht, CFA

Senior Vice President and Partner

Our contrarian approach entails maintaining a long-term investment horizon while looking for value amid shorter-term market price dislocations. As a consequence, during periods of market uncertainty, such as those that occurred during the late spring and early summer of 2006, many of our cheap stocks have a tendency to become cheaper. These periods of market pressure give us an opportunity to add to existing holdings and uncover new ideas.

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	67	16,696	An opportunistic, contrarian investment approach that
Company, LLP			seeks to identify significantly undervalued securities
			utilizing bottom-up fundamental analysis. As part of
			its long-term strategy, the advisor seeks to take
			advantage of short- and intermediate-term market-
			price dislocations that result from the market’s
			shorter-term focus.
AllianceBernstein L.P.	30	7,317	A value focus that couples rigorous fundamental
			company research with quantitative risk controls
			to capture value opportunities.
Cash Investments[1]	3	734	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

6

Among sectors, the materials group was a big contributor to our six-month performance, as holdings such as Alcoa, Owens-Illinois, and Celanese all rebounded strongly. Technology distribution companies Arrow Electronics and Avnet, which we purchased aggressively in mid-2006, also performed robustly. Other important successes during the period included R.H. Donnelley, Goodrich, Unilever, and Deere & Co.

The most significant shortfall came from our airline holdings, US Airways and UAL, which were hurt by the combination of poor winter weather, spiking jet fuel prices, and weakening consumer demand. Our underweight positions in the solidly performing energy and utilities sectors also modestly dragged on the portfolio’s performance relative to the benchmark index.

In recent months, many stocks within the consumer discretionary sector have come under selling pressure. Many companies in this group have seen their earnings hurt by fallout from the bursting of the U.S. housing bubble and news about excesses in consumer lending. Although we anticipate continued earnings pressure through 2008 for companies dependent on U.S. housing or consumer durables, we are seeing more attractive value opportunities in this sector—for example, Home Depot, Circuit City, Ford, and Centex, all of which we purchased in recent months.

We are keeping an eye on growing inflationary pressures created by rapidly rising food commodity prices, a tight labor market, and a weak U.S. dollar. We believe these pressures are likely to prevent the Federal Reserve Board from reducing short-term interest rates anytime soon. The current implosion of the U.S. subprime mortgage industry is bound to curtail residential construction, but we expect the overall economy to remain resilient. Our biggest concern remains the possibility of an extraneous shock to the global economy that would cause a rapid contraction in liquidity. We continue to monitor companies’ need for external capital in order to mitigate the fund’s exposure to this risk.

AllianceBernstein L.P.

Portfolio Managers:

Marilyn G. Fedak, CFA

Chief Investment Officer and Chair of the U.S. Equity Investment Policy Group

John D. Phillips, Jr., CFA

Senior Portfolio Manager

The benign economic conditions of the past few years, coupled with generally high corporate profitability—and the belief that these conditions can persist indefinitely—have heightened investors’ appetite for risk, as evidenced by unusually low levels of market volatility, shrinking risk premiums in both the equity and fixed income markets, and compressed valuation spreads.

7

In this environment, investors have been willing to pay higher multiples than usual for companies at or near peak cyclical earnings, and have been less willing to pay a normal premium for higher and more stable long-term earnings growth potential. The resulting compression in stock valuations has limited the value opportunity.

Our research and experience show that when valuation spreads are narrow, the return potential on any individual investment is likely to be modest and the vulnerability to forecast error large. With such asymmetry in possible outcomes, it is simply not prudent to be overly concentrated in any one stock or sector. In this regard, we are keeping our portfolio risk low. No one can say what will eventually disrupt the market’s complacency. But when that change comes and deep-value opportunities become more plentiful, we will adjust our risk profile accordingly.

For now, we continue to rely on our bottom-up research to find the opportunities that do exist. One value theme that has emerged recently lies in mega-cap stocks, which are attractively valued after years of underperformance versus smaller-cap stocks. To capture this opportunity, our portfolio retains a sizable tilt toward mega-caps. As of April 30, the largest 50 companies in the Standard & Poor’s 500 Index made up 52% of our portfolio, versus an average of not quite 33% over the past eight years.

The mega-cap bargains we own include such prominent consumer staples players as Procter & Gamble, PepsiCo, and Altria, as well as financial services giants such as global insurer American International Group and the three largest banks in the United States—Citigroup, Bank of America, and JPMorgan Chase. Our holdings also include blue chips such as Microsoft and General Electric, which have been ignored by investors in recent years despite huge cash flows that are being returned to shareholders.

We also have identified a number of classic value opportunities farther down the capitalization spectrum. These include Sara Lee and Federated Department Stores, which have executed successful business restructurings that our analyses suggest are not yet reflected in their stock prices. Black & Decker became a bargain amid investor worries about the slowing housing market, an outlook that we view as overly gloomy. A shift to outsource most of its manufacturing has made the company’s cost structure much less sensitive to swings in the housing cycle. The company’s new product line, which is based on a breakthrough battery technology, should fuel earnings growth over the long term.

8

Fund Profile

As of April 30, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	143	599	4,921
Median Market Cap	$57.2B	$50.3B	$32.1B
Price/Earnings Ratio	17.5x	14.7x	18.0x
Price/Book Ratio	2.3x	2.2x	2.9x
Yield		2.4%	1.7%
Investor Shares	1.3%
Admiral Shares	1.4%
Return on Equity	16.4%	17.6%	18.0%
Earnings Growth Rate	18.0%	19.4%	20.8%
Foreign Holdings	15.6%	0.0%	1.0%
Turnover Rate	41%[3]	—	—
Expense Ratio		—	—
Investor Shares	0.32%[3]
Admiral Shares	022%[3]
Short-Term Reserves	1%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	12%	9%	12%
Consumer Staples	7	8	8
Energy	7	14	10
Financials	22	35	22
Health Care	12	7	11
Industrials	9	7	11
Information Technology	17	3	15
Materials	6	4	4
Telecommunication Services	5	6	3
Utilities	1	7	4
Other	1	0	0
Short-Term Reserves	1%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.86	0.92
Beta	1.13	1.00

Ten Largest Holdings[5] (% of total net assets)

Cisco Systems, Inc.	communications equipment	4.0%
Sanofi-Aventis	pharmaceuticals	3.5
Bank of America Corp.	diversified financial services	3.5
Microsoft Corp.	systems software	3.2
Wyeth	pharmaceuticals	3.2
Sprint Nextel Corp.	wireless telecommunication services	3.0
Citigroup, Inc.	diversified financial services	2.2
Comcast Corp.	broadcasting and cable TV	2.0
Goodrich Corp.	aerospace and defense	1.9
Alcoa Inc.	aluminum	1.8
Top Ten		28.3%

Investment Focus

1 Russell 1000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 27.

5 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1996–April 30, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	10/23/1958	14.57%	8.56%	9.47%
Admiral Shares	11/12/2001	14.69	8.66	9.85[2]

1 Six months ended April 30, 2007.

2 Return since inception.

Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.8%)[1]
Consumer Discretionary (11.4%)
*	Comcast Corp.
	Special Class A	18,855,600	497,788
*[2]	R.H. Donnelley Corp.	5,557,705	434,001
	Home Depot, Inc.	9,047,100	342,614
*	Viacom Inc. Class B	6,002,500	247,603
	Time Warner, Inc.	11,361,600	234,390
	McDonald’s Corp.	2,765,000	133,494
	Circuit City Stores, Inc.	6,134,800	107,052
	CBS Corp.	3,215,000	102,141
	Clear Channel Communications, Inc.	2,508,800	88,887
	Ford Motor Co.	10,453,000	84,042
	DaimlerChrysler AG	930,000	74,874
	Centex Corp.	1,617,100	72,398
	Federated Department Stores, Inc.	1,600,000	70,272
*	Lear Corp.	1,549,118	56,884
	VF Corp.	528,836	46,437
*	Office Depot, Inc.	1,233,722	41,478
*	Cablevision Systems NY Group Class A	1,175,400	38,530
	BorgWarner, Inc.	468,800	36,524
	Black & Decker Corp.	394,177	35,760
	Limited Brands, Inc.	1,270,000	35,014
	Autoliv, Inc.	600,000	34,890
*	Interpublic Group of Cos., Inc.	323,100	4,097
*	Comcast Corp. Class A	127,474	3,398
			2,822,568
Consumer Staples (7.0%)
	Japan Tobacco, Inc.	69,175	337,871
	Unilever NV	9,090,839	277,425
	Bunge Ltd.	2,839,800	215,143
	Altria Group, Inc.	2,049,800	141,272
	The Procter & Gamble Co.	1,704,000	109,584
	Safeway, Inc.	2,891,600	104,965
	The Kroger Co.	3,291,350	97,128
	The Clorox Co.	1,280,000	85,862

			Market
			Value•
		Shares	($000)
	Sara Lee Corp.	4,450,000	73,025
	PepsiCo, Inc.	1,090,000	72,038
	Kellogg Co.	1,060,000	56,085
	Avon Products, Inc.	1,292,700	51,449
	Unilever NV ADR	1,639,400	50,002
	Kraft Foods Inc.	1,418,510	47,478
	Molson Coors Brewing Co. Class B	135,000	12,728
			1,732,055
Energy (6.7%)
	ExxonMobil Corp.	5,269,008	418,254
	Chevron Corp.	2,683,478	208,748
	ConocoPhillips Co.	2,458,798	170,518
	GlobalSantaFe Corp.	2,588,400	165,476
*	Newfield Exploration Co.	2,954,300	129,251
	Total SA ADR	1,567,800	115,531
	EnCana Corp.	1,958,238	102,710
	Petroleo Brasileiro Series A ADR	834,300	74,436
*	Petro-Canada (New York Shares)	1,662,900	73,716
	BP PLC ADR	1,025,000	69,003
	Petro-Canada	1,330,000	59,136
	Petroleo Brasileiro ADR	564,800	57,175
			1,643,954
Financials (21.6%)
	Capital Markets (3.6%)
	UBS AG (New York Shares)	6,583,300	427,256
*	E*TRADE Financial Corp.	9,091,100	200,731
	Merrill Lynch & Co., Inc.	1,800,000	162,414
	The Goldman Sachs Group, Inc.	335,000	73,234
*	TD Ameritrade Holding Corp.	2,347,800	40,030

	Commercial Banks (1.2%)
	National City Corp.	2,362,600	86,353
	SunTrust Banks, Inc.	830,000	70,069
	Commerce Bancorp, Inc.	1,978,400	66,158

11

			Market
			Value•
		Shares	($000)
	Wells Fargo & Co.	1,020,000	36,608
	Wachovia Corp.	487,162	27,057

	Consumer Finance (1.4%)
	Capital One Financial Corp.	4,638,300	344,440

	Diversified Financial Services (7.4%)
	Bank of America Corp.	16,794,098	854,820
	Citigroup, Inc.	10,220,946	548,047
	JPMorgan Chase & Co.	4,903,100	255,452
	CIT Group Inc.	2,823,100	168,398

	Insurance (6.7%)
	American International Group, Inc.	6,102,700	426,640
	ACE Ltd.	4,931,100	293,203
	Aegon NV	9,046,865	186,720
	MetLife, Inc.	1,773,100	116,493
	PartnerRe Ltd.	1,405,600	101,231
	The Allstate Corp.	1,365,700	85,110
	The Travelers Cos., Inc.	1,416,917	76,655
	XL Capital Ltd. Class A	980,000	76,420
	Genworth Financial Inc.	1,910,000	69,696
	The Hartford Financial Services Group Inc.	566,200	57,299
	Everest Re Group, Ltd.	439,500	44,231
	IPC Holdings Ltd.	1,319,600	39,562
	MBIA, Inc.	550,000	38,258
	RenaissanceRe Holdings Ltd.	657,250	35,590
	Fidelity National Financial, Inc. Class A	275,000	7,010

	Thrifts & Mortgage Finance (1.3%)
	Fannie Mae	2,319,000	136,635
	Freddie Mac	1,650,000	106,887
	Countrywide Financial Corp.	2,354,800	87,316
*	Dime Bancorp Inc.— Litigation Tracking Warrants	7,457,300	2,461
			5,348,484
Health Care (11.1%)
	Wyeth	14,075,600	781,196
	Sanofi-Aventis ADR	10,575,000	484,969
	Sanofi-Aventis	4,259,623	389,912
	Astellas Pharma Inc.	6,386,300	279,366
	Pfizer Inc.	9,005,000	238,272
	Bristol-Myers Squibb Co.	6,768,900	195,350
	Aetna Inc.	2,906,700	136,266
	Merck & Co., Inc.	2,422,300	124,603
	AmerisourceBergen Corp.	1,359,800	67,976
	McKesson Corp.	650,000	38,240
			2,736,150

			Market
			Value•
		Shares	($000)
Industrials (9.0%)
2	Goodrich Corp.	8,224,600	467,486
	Tyco International Ltd.	11,151,800	363,883
*2	UAL Corp.	8,805,500	294,104
	General Electric Co.	7,330,000	270,184
	Deere & Co.	2,286,300	250,121
	American Standard Cos., Inc.	2,701,100	148,723
*	US Airways Group Inc.	3,349,900	123,745
	Northrop Grumman Corp.	1,160,000	85,388
	Ingersoll-Rand Co.	1,635,000	73,003
*	US Airways Group Private Placement	1,471,675	54,364
	Eaton Corp.	537,800	47,977
	SPX Corp.	564,012	39,977
			2,218,955
Information Technology (15.9%)
*	Cisco Systems, Inc.	37,143,500	993,217
	Microsoft Corp.	26,238,600	785,584
*2	Arrow Electronics, Inc.	9,283,217	366,873
*	Flextronics International Ltd.	22,984,400	256,276
	Seagate Technology	11,151,581	247,008
	LM Ericsson Telephone Co. ADR Class B	6,234,300	237,963
*	Symantec Corp.	10,600,000	186,560
*	Corning, Inc.	7,578,200	179,755
*	Nortel Networks Corp.	6,006,500	137,429
	Texas Instruments, Inc.	3,309,700	113,754
	International Business Machines Corp.	980,000	100,166
*	Sun Microsystems, Inc.	18,664,600	97,429
	KLA-Tencor Corp.	1,550,300	86,119
*	Nokia Corp. ADR	1,550,000	39,138
*	Solectron Corp.	10,387,300	34,797
*	Sanmina-SCI Corp.	8,423,608	29,061
	Accenture Ltd.	700,000	27,370
*	Unisys Corp.	3,349,200	26,258
			3,944,757
Materials (5.7%)
	Alcoa Inc.	12,890,568	457,486
	E.I. du Pont de Nemours & Co.	7,975,500	392,155
*	Owens-Illinois, Inc.	5,275,800	158,749
*	Smurfit-Stone Container Corp.	10,678,463	128,675
^	Arcelor Mittal Class A New York Registered Shares	1,640,000	87,609
	Chemtura Corp.	7,697,300	84,901
	Celanese Corp. Series A	1,669,450	55,376
	Dow Chemical Co.	1,222,500	54,536
			1,419,487

12

			Market
			Value•
		Shares	($000)
Telecommunication Services (5.2%)
	Sprint Nextel Corp.	37,633,882	753,807
	Verizon Communications Inc.	6,930,242	264,597
	AT&T Inc.	3,835,717	148,519
	Embarq Corp.	1,547,341	92,902
*	Crown Castle International Corp.	850,100	29,192
			1,289,017
Utilities (1.1%)
	Entergy Corp.	1,009,600	114,226
	Constellation Energy Group, Inc.	831,425	74,097
	American Electric Power Co., Inc.	1,055,300	52,997
*	Allegheny Energy, Inc.	800,000	42,768
			284,088
Other (1.2%)
3	Miscellaneous		291,036

Exchange-Traded Funds (0.9%)
4	Vanguard Value ETF	1,689,100	120,484
4^	Vanguard Total Stock Market ETF	696,000	102,402
			222,886
Total Common Stocks
(Cost $18,452,481)			23,953,437
Temporary Cash Investments (3.6%)[1]
Money Market Fund (2.2%)
5	Vanguard Market Liquidity Fund, 5.259%	521,754,848	521,755
5	Vanguard Market Liquidity Fund, 5.259%—Note G	19,114,570	19,115

		Face	Market
		Amount	Value•
		($000)	($000)
	Repurchase Agreement (1.3%)
	Banc of America Securities, LLC 5.240%, 5/1/07
	(Dated 4/30/07,Repurchase Value
	$310,545,000, collateralized by Federal National
	Mortgage Assn.5.000%, 5/1/35)	310,500	310,500
	U.S. Agency Obligation (0.1%)
[6]	Federal Home Loan Mortgage Corp.
[7]	5.197%, 7/9/07	30,000	29,707
	Total Temporary Cash Investments
	(Cost $881,075)		881,077
	Total Investments (100.4%)
	(Cost $19,333,556)		24,834,514
	Other Assets and Liabilities—Net (–0.4%)		(87,369)
	Net Assets (100%)		24,747,145

	Statement of Assets and Liabilities
	Assets
	Investments in Securities, at Value		24,834,514
	Receivables for Investment Securities Sold		63,172
	Receivables for Capital Shares Issued		13,903
	Other Assets—Note C		36,405
	Total Assets		24,947,994
	Liabilities
	Payables for Investment Securities Purchased		78,630
	Security Lending Collateral Payable to Brokers—Note G		19,115
	Payables for Capital Shares Redeemed		23,163
	Other Liabilities		79,941
	Total Liabilities		200,849
	Net Assets		24,747,145

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At April 30, 2007, net assets consisted of:[8]
Amount
($000)
Paid-in Capital	17,944,852
Undistributed Net Investment Income	77,528
Accumulated Net Realized Gains	1,203,503
Unrealized Appreciation (Depreciation)
Investment Securities	5,500,958
Futures Contracts	20,310
Foreign Currencies	(6)
Net Assets	24,747,145

Investor Shares—Net Assets
Applicable to 768,137,277 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	14,955,243
Net Asset Value Per Share—
Investor Shares	$19.47

Admiral Shares—Net Assets
Applicable to 149,000,359 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	9,791,902
Net Asset Value Per Share—
Admiral Shares	$65.72

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.9% and 1.5%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

3 Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as “miscellaneous securities” provided that they have been held for less than one year and not previously reported by name.

4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

7 Securities with a value of $29,707,000 have been segregated as initial margin for open futures contracts.

8 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

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Statement of Operations

Six Months Ended
April 30, 2007
($000)
Investment Income
Income
Dividends[1,2]	202,410
Interest[2]	22,297
Security Lending	529
Total Income	225,236
Expenses
Investment Advisory Fees—Note B
Basic Fee	14,675
Performance Adjustment	(883)
The Vanguard Group—Note C
Management and Administrative
Investor Shares	13,449
Admiral Shares	4,130
Marketing and Distribution
Investor Shares	1,271
Admiral Shares	723
Custodian Fees	182
Shareholders’ Reports
Investor Shares	100
Admiral Shares	19
Trustees’ Fees and Expenses	15
Total Expenses	33,681
Expenses Paid Indirectly—Note D	(411)
Net Expenses	33,270
Net Investment Income	191,966
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,186,489
Futures Contracts	39,144
Foreign Currencies	567
Realized Net Gain (Loss)	1,226,200
Change in Unrealized Appreciation (Depreciation)
Investment Securities	899,135
Futures Contracts	63
Foreign Currencies	21
Change in Unrealized Appreciation (Depreciation)	899,219
Net Increase (Decrease) in Net Assets Resulting from Operations	2,317,385

1 Dividends are net of foreign withholding taxes of $4,061,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $5,846,000, $11,362,000, and $40,675,000, respectively.

15

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	191,966	337,353
Realized Net Gain (Loss)	1,226,200	1,980,297
Change in Unrealized Appreciation (Depreciation)	899,219	1,604,186
Net Increase (Decrease) in Net Assets Resulting from Operations	2,317,385	3,921,836
Distributions
Net Investment Income
Investor Shares	(109,629)	(192,991)
Admiral Shares	(75,193)	(128,970)
Realized Capital Gain[1]
Investor Shares	(1,110,085)	(1,113,365)
Admiral Shares	(719,706)	(659,656)
Total Distributions	(2,014,613)	(2,094,982)
Capital Share Transactions—Note H
Investor Shares	626,354	147,757
Admiral Shares	691,222	730,142
Net Increase (Decrease) from Capital Share Transactions	1,317,576	877,899
Total Increase (Decrease)	1,620,348	2,704,753
Net Assets
Beginning of Period	23,126,797	20,422,044
End of Period[2]	24,747,145	23,126,797

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $0 and $226,319,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $77,528,000 and $69,817,000.

16

Financial Highlights

Windsor Fund Investor Shares
	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.27	$17.81	$16.75	$15.23	$11.81	$14.27
Investment Operations
Net Investment Income	.153	.277	.265[1]	.214	.17	.164
Net Realized and Unrealized Gain (Loss)
on Investments	1.727	3.007	1.163	1.501	3.42	(2.143)
Total from Investment Operations	1.880	3.284	1.428	1.715	3.59	(1.979)
Distributions
Dividends from Net Investment Income	(.151)	(.265)	(.280)	(.195)	(.17)	(.169)
Distributions from Realized Capital Gains	(1.529)	(1.559)	(.088)	—	—	(.312)
Total Distributions	(1.680)	(1.824)	(.368)	(.195)	(.17)	(.481)
Net Asset Value, End of Period	$19.47	$19.27	$17.81	$16.75	$15.23	$11.81

Total Return	10.12%	19.72%	8.54%	11.30%	30.66%	–14.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,955	$14,140	$12,871	$15,130	$13,733	$11,012
Ratio of Total Expenses to
Average Net Assets[2]	0.32%*	0.36%	0.37%	0.39%	0.48%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.55%*	1.50%	1.47%[1]	1.32%	1.27%	1.16%
Portfolio Turnover Rate	41%*	38%	32%	28%	23%	30%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.03 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.02%, 0.04%, 0.04%, 0.08%, and 0.08%.

*	Annualized.

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Windsor Fund Admiral Shares
	Six Months					Nov. 12,
	Ended					2001[1] to
For a Share Outstanding	April 30,	Year Ended October 31,				Oct. 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$65.04	$60.12	$56.56	$51.41	$39.88	$50.00
Investment Operations
Net Investment Income	.548	1.00	.968[2]	.787	.605	.556
Net Realized and Unrealized Gain (Loss)
on Investments	5.830	10.15	3.896	5.082	11.537	(9.030)
Total from Investment Operations	6.378	11.15	4.864	5.869	12.142	(8.474)
Distributions
Dividends from Net Investment Income	(.539)	(.97)	(1.007)	(.719)	(.612)	(.592)
Distributions from Realized Capital Gains	(5.159)	(5.26)	(.297)	—	—	(1.054)
Total Distributions	(5.698)	(6.23)	(1.304)	(.719)	(.612)	(1.646)
Net Asset Value, End of Period	$65.72	$65.04	$60.12	$56.56	$51.41	$39.88

Total Return	10.18%	19.85%	8.62%	11.46%	30.72%	–17.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,792	$8,987	$7,551	$4,195	$3,321	$2,214
Ratio of Total Expenses to
Average Net Assets[3]	0.22%*	0.25%	0.27%	0.28%	0.37%	0.40%*
Ratio of Net Investment Income to
Average Net Assets	1.65%*	1.61%	1.57%[2]	1.43%	1.36%	1.22%*
Portfolio Turnover Rate	41%*	38%	32%	28%	23%	30%

1 Inception.

2 Net investment income per share and the ratio of net investment income to average net assets include $0.110 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.02%, 0.04%, 0.04%, 0.08%, and 0.08%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Windsor Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

19

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, and AllianceBernstein L.P. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Wellington Management Company, LLP, the S&P 500 Index; and for AllianceBernstein L.P., the Russell 1000 Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before a decrease of $883,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2007, the fund had contributed capital of $2,216,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

20

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2007, these arrangements reduced the fund’s management and administrative expenses by $411,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2007, the fund realized net foreign currency gains of $567,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At April 30, 2007, the cost of investment securities for tax purposes was $19,333,556,000. Net unrealized appreciation of investment securities for tax purposes was $5,500,958,000, consisting of unrealized gains of $5,733,654,000 on securities that had risen in value since their purchase and $232,696,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2007, the aggregate settlement value of open futures contracts expiring in June 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	661	245,958	11,804
E-mini S&P 500 Index	2,790	207,632	6,278
S&P MidCap 400 Index	135	59,279	2,228

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2007, the fund purchased $4,731,961,000 of investment securities and sold $5,013,766,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at April 30, 2007, was $18,559,000, for which the fund received cash collateral of $19,115,000.

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H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2007		October 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	677,521	35,497	1,159,762	64,777
Issued in Lieu of Cash Distributions	1,186,362	63,476	1,264,434	73,315
Redeemed	(1,237,529)	(64,626)	(2,276,439)	(126,975)
Net Increase (Decrease)—Investor Shares	626,354	34,347	147,757	11,117
Admiral Shares
Issued	670,055	10,289	1,018,466	16,817
Issued in Lieu of Cash Distributions	726,269	11,519	716,143	12,308
Redeemed	(705,102)	(10,981)	(1,004,467)	(16,557)
Net Increase (Decrease)—Admiral Shares	691,222	10,827	730,142	12,568

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	October 31, 2006		Proceeds from		April 30, 2007
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Arrow Electronics, Inc.	371,949	—	125,557	—	366,873
Goodrich Corp.	360,819	17,280	15,209	3,343	467,486
Lear Corp.	186,399	—	177,099	—	n/a1
R.H. Donnelley Corp.	347,867	26,916	51,835	—	434,001
UAL Corp.	307,686	76,513	61,325	—	294,104
	1,574,720			3,343	1,562,464

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN

48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1 At April 30, 2007, the security is still held but the issuer is no longer an affiliated company of the fund.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	10/31/2006	4/30/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,101.20	$1.67
Admiral Shares	1,000.00	1,101.77	1.15
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.21	$1.61
Admiral Shares	1,000.00	1,023.70	1.10

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Note that the expenses shown in the table on page 23 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Windsor Fund has renewed the fund’s investment advisory agreements with Wellington Management Company, LLP, and AllianceBernstein L.P. The board determined that retention of the advisors was in the best interests of the fund and its shareholders.

The board approved a change to the process for the quarterly calculation of the fund’s asset-based advisory base fee schedules. The calculations will be based on the average daily net assets managed by each advisor rather than the average month-end net assets.

The board also approved changes to Wellington Management’s performance adjustment schedule. The performance schedule will now be based on a “linear” rather than a “step” approach. The board concluded that this change would better align the interests of Wellington Management with those of the fund shareholders because the advisor’s compensation will be more closely linked to its performance.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company. Wellington Management, which was founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the fund since its inception in 1958. The advisor’s contrarian process involves buying stocks of high-quality companies that are out of favor with investors. Stocks are selected using a bottom-up approach, supported by Wellington Management’s deep industry research capabilities.

AllianceBernstein. For more than 40 years, the investment professionals at AllianceBernstein have been known for their commitment to value investing and their objectivity in investment research. AllianceBernstein has managed assets of the fund since 1999. The advisor continues to employ a sound process, creating a portfolio with specific risk and return expectations compared with the Russell 1000 Value Index, the fund’s benchmark. Stocks are selected through a bottom-up approach, in which AllianceBernstein uses a proprietary dividend discount model as the primary valuation tool.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary portion of this report.

25

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management or AllianceBernstein in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by the firms increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

26

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
147 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Windsor, and
the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
with Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q222 062007

Vanguard® Windsor™ II Fund

> Semiannual Report

April 30, 2007

>	Vanguard Windsor II Fund returned 10.9% for the first half of its fiscal year, outpacing both its benchmark and peer average.

>	Electricity producers and consumer staples companies were among the fund’s top performers.

>	An underweighting in the financials sector relative to the fund’s benchmark proved beneficial.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	10
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	25
Trustees Approve Advisory Arrangements	27
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Windsor II Fund
Investor Shares	VWNFX	10.9%
Admiral™ Shares[1]	VWNAX	10.9
Russell 1000 Value Index		9.8
Average Large-Cap Value Fund[2]		9.2
Dow Jones Wilshire 5000 Index		9.1

Your Fund’s Performance at a Glance
October 31, 2006–April 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$35.14	$36.98	$0.410	$1.458
Admiral Shares	62.41	65.66	0.769	2.588

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Value stocks continued their prolonged market leadership, helping Vanguard Windsor II Fund to a double-digit gain for the six months ended April 30, 2007. The fund returned 10.9%, a fine performance on both an absolute and a relative basis. Windsor II surpassed both its benchmark, the Russell 1000 Value Index, and the average gain among large-capitalization value funds.

The fund’s advisors notched a large portion of their gains in a handful of industries, including consumer staples companies and electricity providers. The fund also benefited from largely avoiding financials companies that were laid low by soaring default rates on mortgages issued to homebuyers with weak credit.

Stocks soared to a new high in the final month of the period

The U.S. stock market was particularly volatile during the six-month period. The Dow Jones Industrial Average crept up gradually through the first three months, fell steeply in late February, then recovered in March and climbed steadily through April. The Dow closed above 13,000 for the first time on April 25 and gained 5.9% overall for the month, its best single-month performance since December 2003.

During the period, the market was buoyed by economic reports that showed slower, but broad-based, growth in the domestic economy, and by strong profit reports from a host of blue-chip companies. Once again, international stocks outperformed U.S. equities. In a marked turnaround from recent years, large-cap stocks outpaced small-cap issues.

Bonds produced modest gains

The Federal Reserve Board maintained its target for the federal funds rate at 5.25% throughout the six-month period. The inversion of the yield curve continued, with yields of long-term bonds remaining lower than short-term yields. As inflation fears abated, the premium generally paid for long-term bonds—and for the longer commitment of capital—diminished.

Money market instruments continued to be a bright spot in the fixed income firmament, returning 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index. The yield of 3-month U.S. Treasuries was 4.8% at the end of the period. For the six months, the broad taxable bond market returned 2.6%, while municipal bonds posted a return of 1.6%.

Stock selection in power producers, consumer staples stoked gains

The market for value stocks was so robust during the six months that no industry sector lost ground and many produced double-digit gains. Vanguard Windsor II Fund did better still by holding the deeply discounted stocks its advisors prefer.

The largest single contribution to returns came from the utilities sector, particularly electricity providers Exelon and Entergy. Both benefited from increased demand for power and from flat supplies in their

Market Barometer
			Total Returns
		Periods Ended April 30, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.1%	15.2%	9.1%
Russell 2000 Index (Small-caps)	6.9	7.8	11.1
Dow Jones Wilshire 5000 Index (Entire market)	9.1	14.5	9.7
MSCI All Country World Index ex USA (International)	16.1	19.7	18.3

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.6%	7.4%	5.1%
Lehman Municipal Bond Index	1.6	5.8	5.2
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.6

CPI
Consumer Price Index	2.4%	2.6%	2.8%

1 Annualized.

regions, boosting profit margins. Exelon posted a 73% rise in quarterly profits for the first three months of 2007 and, like Entergy, received preliminary regulatory approval to add to its portfolio of nuclear power plants.

Approximately one-third of the fund’s six-month gain came from only two sectors: utilities and consumer staples. The latter group’s performance was driven by Imperial Tobacco Group, up 25%, and Altria Group, which rose 14%. Both companies benefited from consolidation in the industry, and Altria gained after spinning off Kraft.

The fund’s largest sector, financials, made up 26% of holdings on average during the half-year, a much smaller exposure than the sector’s 36% weighting in the Russell 1000 Value Index. The fund’s long-standing underweighting of the sector has hurt the fund’s relative performance in the past few years, during which real estate investment trusts and investment banks have been top performers. During this most recent fiscal period, however, troubles in the mortgage loan business rippled through a variety of financial institutions and turned the fund’s underweighting into a positive.

Weak spots were conspicuous by their absence, in general. Compared with the stocks in its benchmark, however, Windsor II missed out on some of the large gains at ExxonMobil and Chevron, for example.

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Large-Cap
	Shares	Shares	Value Fund
Windsor II Fund	0.33%	0.23%	1.35%

1 Fund expense ratios reflect the six months ended April 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

In January, Lazard Asset Management LLC joined Windsor II’s team of advisors, replacing two firms, Equinox Capital Management, LLC, and Tukman Capital Management, Inc. The five managers responsible for Windsor II (see the table on page 6) have been assembled to represent different, yet complementary, investment strategies that we believe will provide competitive long-term performance at a very modest cost.

In addition, in November the fund’s board of trustees removed a $25,000 limit on annual share purchases that had been in place since April 20, 2006. A period of strong performance that resulted in significant new cash flows prompted the investment ceiling. We removed the cap on November 9, 2006, but retained the fund’s $10,000 initial investment minimum. The moves are part of our ongoing effort to protect existing shareholders and ensure that Windsor II’s advisors can effectively manage the portfolio, Vanguard’s largest actively managed fund.

A balanced strategy positions you for the long term

At Vanguard, we always encourage shareholders to evaluate their investments from a long-term perspective. In our view, a stock fund like Windsor II should be part of a carefully considered, balanced portfolio with an asset allocation that reflects your personal appetite for risk, your time horizon, and your investment goals.

Over time, a well-diversified portfolio that holds both value and growth stock funds, as well as bond and money market funds, can help position you to reap the rewards of the markets’ best-performing assets while muting the impact of the worst-performing ones. With its low expenses and long-term focus on value investing, Vanguard Windsor II Fund can play an important role in such an investment plan.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 9, 2007

Advisors’ Report

During the fiscal half-year ended April 30, 2007, Vanguard Windsor II Investor and Admiral Shares both returned 10.9%. This performance reflects the combined efforts of your fund’s five independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal half-year and of how the portfolio’s positioning reflects this assessment.

Barrow, Hanley, Mewhinney & Strauss, Inc.

Portfolio Manager:

James P. Barrow, Founding Partner

Corporate earnings began to moderate from their high levels over the past six months, even while companies continued

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley,	59	30,751	Conducts fundamental research on individual stocks
Mewhinney & Strauss, Inc.			exhibiting traditional value characteristics: price/
			earnings and price/book ratios below the broad
			market average and dividend yields above the
			broad market average.
Lazard Asset Management LLC	15	7,848	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the
			firm’s global sector analysts.
Vanguard Quantitative Equity Group	14	7,575	Employs a quantitative fundamental management
			approach, using models that assess valuation,
			marketplace sentiment, and balance-sheet
			characteristics of companies versus their peers.
Hotchkis and Wiley	5	2,860	Uses a disciplined investment approach, focusing on
Capital Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Armstrong Shaw Associates Inc.	4	1,973	Uses a bottom-up approach, employing fundamental
			and qualitative criteria to identify individual companies
			for potential investment.
Cash Investments[1]	3	1,603	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investments in stocks. Each advisor may also maintain a modest cash position.

to experience record profitability. Many believe the Federal Reserve Board has learned how to correctly manipulate the economy. In our report to shareholders in October, we urged caution, as most markets were near an all-time high.Yet, equities in general, and your fund in particular, have experienced good returns and the stock market has climbed to new levels. Stocks’ performance is sustainable, so long as inflation is under control and interest rates stay down.

In the fund’s fiscal half-year, oil prices failed to reach new highs even after headlines about political risk and supply disruptions. Our underweighting in the energy sector, particularly a lack of oil service holdings, detracted from performance. Financials stocks were a drag, with holdings such as Allstate, Bank of America, and Capital One Financial underperforming for the period.

Significant holdings in electric utilities such as Entergy and Exelon helped our performance. Our stock selection in consumer staples, particularly tobacco companies Imperial Tobacco Group and Altria Group, also contributed significantly to performance.

New names in the portfolio during the past six months include Quest Diagnostics, AT&T, Kraft Foods, Spectra Energy (a spin-off from Duke Energy), and Wyndham Worldwide. We closed our positions in ConAgra Foods and Mattel.

Lazard Asset Management LLC

Portfolio Managers:

Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

The multiyear bull market that began in 2003 continued in 2007. Volatility increased in February and March; however, better-than-expected earnings reports and acquisitions drove stocks to new highs in April. Financials were among the portfolio’s worst-performing groups, as uncertainty surrounding the scope of the recent rise in subprime loan defaults weighed on the sector.

The portfolio’s performance was aided by solid stock selection in the consumer discretionary sector, particularly media holdings, including Idearc and R.H. Donnelley. Stock selection in consumer staples also boosted performance, as shares of Smithfield Foods rose. Within information technology, shares of First Data rose sharply after the company agreed to be acquired by Kohlberg Kravis Roberts. The acquisition was one of many demonstrating that private-equity firms are not only focusing on mid-cap targets but also on larger-cap companies, due to the attractive valuations and consistent free cash flow available in that part of the market.

Stock selection in health care detracted from the portfolio’s returns, as shares of Sepracor declined. Returns were also hurt by a lack of exposure to utilities stocks, where we believe that valuations are unattractive.

Historically, periods of slowing corporate-earnings growth have favored larger-cap, more diversified, and more consistently profitable companies, as investors seek out stability amid a more adverse environment. We expect the portfolio to perform well in these market conditions.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, Principal

The heart of our process is a stock-selection model that uses three measures of a stock’s attractiveness relative to its capitalization and industry peers. The first measures a stock’s valuation; the second evaluates earnings quality; and the third considers market sentiment. We construct our portfolio by combining our rating of a stock with risk measures to minimize our exposure to industry-specific and other factors. Simply stated, our portion of the portfolio’s performance integrates three components: first, the return of the benchmark; second, our model’s stock-picking ability; and third, some amount of “luck.” Over the long run, we expect that luck will average out to zero.

During the fund’s fiscal half-year, our luck component was positive, slightly enhancing our model’s stock selection. The model itself had a good half-year, with all of the model’s components working in sync.

Our best performance over the six months was in the consumer durables industry, where our model picked Whirlpool and Mohawk Industries, each of which rose dramatically. Our model was also successful in the energy and banking industries. Conversely, the model picked Pfizer, which dropped in value during the period. These disparate results are typical of a quantitative process that holds many positions.

Hotchkis and Wiley Capital Management, LLC

Portfolio Managers:

George H. Davis, Jr., Chief Executive Officer

Sheldon J. Lieberman, Principal.

U.S. equity returns for the six months were led by the materials and utilities sectors as they reacted to surprisingly strong commodity inflation over the period. Consumer stocks were dragged down as investors extrapolated the impact on consumer spending of a collapse in subprime mortgage lending. Despite the distraction, equity indexes surged forward after a bit of a roller coaster ride.

During the past six months, our portion of the portfolio benefited from positive stock selection in the financials and information technology sectors. In financials, the portfolio had high exposure to insurance companies, such as Unum Group and MetLife, which did well on a relative basis. Within information technology, IT services companies Electronic Data Systems and First Data, and software manufacturer CA, performed well. In addition, strong stock selection within the health care sector aided performance.

In the consumer discretionary sector, negative returns from homebuilders Centex, Pulte Homes, and Lennar hurt performance. Although current conditions are weak for homebuilders, and the subprime contraction may deepen the trough, we continue to be bullish about the long-term value of our homebuilder positions, as they offer attractive rewards for a patient investor, in our view.

Armstrong Shaw Associates Inc.

Portfolio Manager:

Jeffrey M. Shaw, Chairman and Chief Investment Officer

During the past six months, our portion of Windsor II garnered the greatest gain from our utility holdings, which were up 31%, followed by consumer staples and energy, up 20% and 15%, respectively. Weak relative returns in consumer discretionary and industrials detracted from performance.

We maintained a meaningful overweighting in consumer discretionary, with sizable positions in Comcast and Time Warner. Both companies had strong free-cash-flow generation and robust growth driven by the strength of their triple-play offerings of phone, Internet, and television services. We were also overweighted in health care, which is partly a play on demographics and the aging U.S. population.

Although corporate profit growth is already decelerating and earnings expectations are declining, several favorable trends could benefit our portfolio. Corporations are continuing to buy back stock, which should boost earnings per share; continued dollar weakness could improve the profit outlook of our global companies; and private equity firms are still flush with cash, fueling merger-and-acquisition and leveraged-buyout activity. In fact, on April 2, Kohlberg Kravis Roberts announced a leveraged buyout of First Data, one of our holdings, causing the stock to rise more than 25%. Finally, investors tend to move up in quality and capitalization size of their holdings as economic concerns grow, benefiting our high-quality large-cap stocks.

Fund Profile

As of April 30, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	284	599	4,921
Median Market Cap	$43.4B	$50.3B	$32.1B
Price/Earnings Ratio	15.5x	14.7x	18.0x
Price/Book Ratio	2.5x	2.2x	2.9x
Yield		2.4%	1.7%
Investor Shares	2.1%
Admiral Shares	2.2%
Return on Equity	19.1%	17.6%	18.0%
Earnings Growth Rate	16.7%	19.4%	20.8%
Foreign Holdings	7.4%	0.0%	1.0%
Turnover Rate	45%[3]	—	—
Expense Ratio		—	—
Investor Shares	0.33%[3]
Admiral Shares	0.23%[3]
Short-Term Reserves	1%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	8%	9%	12%
Consumer Staples	10	8	8
Energy	9	14	10
Financials	26	35	22
Health Care	13	7	11
Industrials	10	7	11
Information Technology	6	3	15
Materials	4	4	4
Telecommunication Services	5	6	3
Utilities	8	7	4
Short-Term Reserves	1%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.91	0.76
Beta	0.91	0.71

Ten Largest Holdings[5] (% of total net assets)

Bank of America Corp.	diversified financial services	2.7%
Citigroup, Inc.	diversified financial services	2.5
Pfizer Inc.	pharmaceuticals	2.4
JPMorgan Chase & Co.	diversified financial services	2.4
ConocoPhillips Co.	integrated oil and gas	2.3
Altria Group, Inc.	tobacco	2.3
AT&T Inc.	integrated telecommunication services	2.3
Exelon Corp.	electric utilities	2.3
Imperial Tobacco Group ADR	tobacco	2.3
Verizon Communications Inc.	integrated telecommunication services	2.2
Top Ten		23.7%

Investment Focus

1Russell 1000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 29.

5 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1996–April 30, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	6/24/1985	16.07%	9.61%	10.25%
Admiral Shares	5/14/2001	16.19	9.73	7.67[2]

1 Six months ended April 30, 2007.

2 Return since inception.

Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.0%)[1]
Consumer Discretionary (7.8%)
	Carnival Corp.	14,536,500	710,689
[2]	Sherwin-Williams Co.	9,235,200	588,929
* [2]	Wyndham Worldwide Corp.	12,031,174	416,279
[2]	Service Corp. International	26,080,100	316,873
	Time Warner, Inc.	13,199,699	272,310
*	R.H. Donnelley Corp.	2,117,525	165,358
	Gannett Co., Inc.	2,564,500	146,330
	Liz Claiborne, Inc.	3,265,583	146,037
	Idearc Inc.	3,982,007	138,375
	News Corp., Class A	4,868,500	109,006
	Centex Corp.	2,372,300	106,208
*	Comcast Corp. Special Class A	3,728,840	98,441
	Home Depot, Inc.	2,195,500	83,144
	The Stanley Works	1,393,500	81,213
	Fortune Brands, Inc.	974,600	78,065
	Lowe’s Cos., Inc.	2,255,700	68,934
	Pulte Homes, Inc.	2,412,500	64,896
	Lennar Corp. Class A	1,348,000	57,573
	McDonald’s Corp.	1,173,406	56,652
*	Interpublic Group of Cos., Inc.	3,332,400	42,255
*	Office Depot, Inc.	1,221,580	41,070
	Whirlpool Corp.	330,200	35,011
	General Motors Corp.	1,084,067	33,855
	CBS Corp.	946,283	30,063
*	Mohawk Industries, Inc.	330,400	29,789
	Magna International, Inc. Class A	361,100	28,581
*	Expedia, Inc.	1,124,700	26,565
	Yum! Brands, Inc.	421,500	26,074
	Royal Caribbean Cruises, Ltd.	566,983	23,569
*	Dollar Tree Stores, Inc.	541,200	21,280
	Mattel, Inc.	383,500	10,853
	Jones Apparel Group, Inc.	270,400	9,029
	Newell Rubbermaid, Inc.	289,048	8,865
	Eastman Kodak Co.	270,800	6,746

			Market
			Value•
		Shares	($000)
	Tribune Co.	182,100	5,973
	Leggett & Platt, Inc.	241,700	5,685
	Hasbro, Inc.	156,800	4,956
	E.W. Scripps Co. Class A	36,200	1,567
	The Gap, Inc.	52,400	941
	Regal Entertainment Group Class A	5,300	115
*	Liberty Global, Inc. Class A	700	25
			4,098,179
Consumer Staples (9.3%)
	Altria Group, Inc.	17,854,399	1,230,525
	Imperial Tobacco Group ADR	13,840,000	1,209,754
	Kraft Foods Inc.	21,448,226	717,872
	Diageo PLC ADR	7,768,500	655,661
	CVS/Caremark Corp.	6,473,500	234,600
	Coca-Cola Enterprises, Inc.	7,300,360	160,170
	Kimberly-Clark Corp.	2,000,177	142,353
*	Constellation Brands, Inc. Class A	3,866,600	86,651
*	Smithfield Foods, Inc.	2,604,400	79,617
	Wal-Mart Stores, Inc.	1,437,900	68,904
	The Coca-Cola Co.	1,263,699	65,952
	General Mills, Inc.	627,600	37,593
	ConAgra Foods, Inc.	1,422,700	34,970
	Safeway, Inc.	907,500	32,942
	Molson Coors Brewing Co. Class B	306,400	28,887
	Unilever PLC ADR	899,760	28,171
	The Kroger Co.	906,099	26,739
	Carolina Group	247,200	18,918
	H.J. Heinz Co.	293,300	13,817
	Dean Foods Co.	368,200	13,414
	Reynolds American Inc.	156,800	10,076
	The Pepsi Bottling Group, Inc.	224,300	7,359
			4,904,945
Energy (8.4%)
	ConocoPhillips Co.	17,794,757	1,234,066
	Occidental Petroleum Corp.	20,467,700	1,037,712

			Market
			Value•
		Shares	($000)
	ExxonMobil Corp.	6,099,194	484,154
	Chevron Corp.	5,208,029	405,133
	Spectra Energy Corp.	13,534,200	353,243
	Hess Corp.	2,213,656	125,625
2	Massey Energy Co.	4,659,000	125,467
	Arch Coal, Inc.	3,022,300	109,014
	BJ Services Co.	3,551,400	101,783
	Devon Energy Corp.	1,024,852	74,681
	Royal Dutch Shell PLC ADR Class B	813,500	57,523
	Valero Energy Corp.	741,800	52,097
	Marathon Oil Corp.	438,600	44,540
	Chesapeake Energy Corp.	1,160,800	39,177
	Tesoro Petroleum Corp.	293,700	35,596
	Sunoco, Inc.	444,400	33,566
	GlobalSantaFe Corp.	473,800	30,290
	Cimarex Energy Co.	692,700	27,292
	Petro-Canada (New York Shares)	550,000	24,382
	Apache Corp.	236,170	17,122
	Patterson–UTI Energy, Inc.	602,900	14,705
	Anadarko Petroleum Corp.	274,600	12,813
			4,439,981
Financials (24.9%)
	Capital Markets (1.8%)
	The Bank of New York Co., Inc.	3,604,568	145,913
	Bear Stearns Co., Inc.	921,952	143,548
	Mellon Financial Corp.	3,247,028	139,395
	Morgan Stanley	1,597,685	134,222
	Merrill Lynch & Co., Inc.	1,395,100	125,880
	A.G. Edwards & Sons, Inc.	1,594,633	115,531
	Ameriprise Financial, Inc.	1,837,625	109,284
	Lehman Brothers Holdings, Inc.	368,900	27,771

	Commercial Banks (3.0%)
	Wells Fargo & Co.	26,913,223	965,916
	Wachovia Corp.	1,828,540	101,557
	National City Corp.	2,536,800	92,720
	U.S. Bancorp	2,057,322	70,669
	Comerica, Inc.	974,994	60,362
	PNC Financial Services Group	662,500	49,091
	KeyCorp	1,308,328	46,681
	Synovus Financial Corp.	945,300	29,834
	Huntington Bancshares Inc.	1,254,709	27,829
	Colonial BancGroup, Inc.	1,070,500	25,756
	M & T Bank Corp.	223,300	24,862
	SunTrust Banks, Inc.	263,200	22,219
	BB&T Corp.	379,740	15,805
	UnionBanCal Corp.	223,800	13,759
	Fifth Third Bancorp	330,799	13,427
	Regions Financial Corp.	130,000	4,562

			Market
			Value•
		Shares	($000)
	Consumer Finance (3.0%)
	SLM Corp.	19,878,300	1,070,049
	Capital One Financial Corp.	6,670,720	495,368
*	AmeriCredit Corp.	24,000	606

	Diversified Financial Services (7.5%)
	Bank of America Corp.	27,746,541	1,412,299
	Citigroup, Inc.	24,139,041	1,294,335
	JPMorgan Chase & Co.	24,239,723	1,262,890

	Insurance (7.4%)
	The Allstate Corp.	15,277,601	952,100
	Manulife Financial Corp.	22,406,830	809,111
[2]	XL Capital Ltd. Class A	9,779,400	762,598
	American International Group, Inc.	4,820,200	336,980
	Marsh & McLennan Cos., Inc.	5,244,945	166,579
	PartnerRe Ltd.	2,118,760	152,593
	The Travelers Cos., Inc.	2,593,000	140,281
	MetLife, Inc.	1,725,000	113,333
	Genworth Financial Inc.	2,394,000	87,357
	Unum Group	2,550,300	63,451
	ACE Ltd.	722,700	42,972
	The Hartford Financial Services Group Inc.	395,149	39,989
	Prudential Financial, Inc.	415,800	39,501
	Safeco Corp.	457,588	30,539
	Ambac Financial Group, Inc.	309,600	28,421
	RenaissanceRe Holdings Ltd.	510,800	27,660
*	Conseco, Inc.	1,326,500	23,466
	Nationwide Financial Services, Inc.	353,300	20,184
	The Chubb Corp.	283,304	15,250
	Axis Capital Holdings Ltd.	382,800	14,202
	Loews Corp.	297,500	14,078
	Assurant, Inc.	237,400	13,658
*	Arch Capital Group Ltd.	26,529	1,932

	Real Estate Investment Trusts (0.6%)
	CBL & Associates Properties, Inc. REIT	1,677,300	76,233
	Simon Property Group, Inc. REIT	226,400	26,099
	Boston Properties, Inc. REIT	177,523	20,870
	Archstone-Smith Trust REIT	361,400	18,833
	Vornado Realty Trust REIT	132,100	15,671
	Health Care Properties Investors REIT	410,300	14,521
	Avalonbay Communities, Inc. REIT	117,900	14,414
	Regency Centers Corp. REIT	159,600	13,151
	SL Green Realty Corp. REIT	93,304	13,147

			Market
			Value•
		Shares	($000)
	Apartment Investment & Management Co. Class A REIT	225,900	12,492
	UDR, Inc. REIT	376,100	11,298
	Host Hotels & Resorts Inc. REIT	428,999	11,000
	ProLogis REIT	143,300	9,286
	iStar Financial Inc. REIT	168,600	8,079
	Equity Residential REIT	153,500	7,127
	The Macerich Co. REIT	72,800	6,925
	CapitalSource Inc. REIT	229,000	5,901
	Kimco Realty Corp. REIT	81,800	3,932
	Federal Realty Investment Trust REIT	11,400	1,028
	Public Storage, Inc. REIT	9,700	905

	Real Estate Management & Development (0.1%)
^	The St. Joe Co.	946,300	53,589
	Forest City Enterprise Class A	139,170	9,298

	Thrifts & Mortgage Finance (1.5%)
	Washington Mutual, Inc.	13,313,095	558,884
	Freddie Mac	1,907,700	123,581
	Fannie Mae	1,141,700	67,269
	Countrywide Financial Corp.	450,028	16,687
	Radian Group, Inc.	83,210	4,835
			13,063,430
Health Care (12.2%)
	Pfizer Inc.	48,325,400	1,278,690
	Bristol-Myers Squibb Co.	38,393,900	1,108,048
	Wyeth	18,946,800	1,051,547
*	WellPoint Inc.	10,883,900	859,502
	Baxter International, Inc.	12,506,800	708,260
	Quest Diagnostics, Inc.	6,540,500	319,765
*	Boston Scientific Corp.	8,952,200	138,222
	Merck & Co., Inc.	2,413,000	124,125
*	Biogen Idec Inc.	2,224,056	104,998
	Abbott Laboratories	1,558,500	88,242
*	Barr Pharmaceuticals Inc.	1,812,800	87,667
	Eli Lilly & Co.	1,435,400	84,875
	Johnson & Johnson	1,319,200	84,719
*	Sepracor Inc.	1,541,163	82,730
*	Hospira, Inc.	1,878,948	76,191
	Schering-Plough Corp.	2,175,600	69,032
	UnitedHealth Group Inc.	1,234,500	65,503
*	King Pharmaceuticals, Inc.	1,404,700	28,726
*	Tenet Healthcare Corp.	3,827,900	28,403
	CIGNA Corp.	90,500	14,081
	AmerisourceBergen Corp.	259,400	12,967
*	Charles River Laboratories, Inc.	75,400	3,571
			6,419,864

			Market
			Value•
		Shares	($000)
Industrials (9.8%)
	General Electric Co.	24,476,300	902,196
	Honeywell International Inc.	16,334,288	884,992
	Illinois Tool Works, Inc.	15,525,700	796,624
[2]	Cooper Industries, Inc. Class A	13,561,300	674,810
	ITT Industries, Inc.	8,101,000	516,925
	Tyco International Ltd.	8,411,500	274,467
	United Technologies Corp.	2,274,000	152,654
	Textron, Inc.	1,335,400	135,770
	Pitney Bowes, Inc.	2,666,300	127,982
	Northrop Grumman Corp.	1,537,421	113,170
	Ingersoll-Rand Co.	2,489,855	111,172
	Masco Corp.	2,884,600	78,490
*^	USG Corp.	1,435,800	66,262
	Flowserve Corp.	980,400	59,814
	Parker Hannifin Corp.	409,200	37,704
	Union Pacific Corp.	294,499	33,647
	Deere & Co.	289,500	31,671
	Embraer-Empresa Brasileira de Aeronautica SA ADR	605,200	28,390
	Avery Dennison Corp.	407,600	25,353
	PACCAR, Inc.	247,030	20,746
	CSX Corp.	270,800	11,690
	R.R. Donnelley & Sons Co.	285,350	11,471
	Emerson Electric Co.	243,800	11,456
*	Avis Budget Group, Inc.	344,210	9,683
	Raytheon Co.	163,400	8,748
	Eaton Corp.	69,000	6,155
	Dover Corp.	25,200	1,213
*	Allied Waste Industries, Inc.	52,962	708
*	Raytheon Co. Warrants Exp. 6/16/11	24,065	432
			5,134,395
Information Technology (6.0%)
	Hewlett-Packard Co.	13,071,672	550,840
	Microsoft Corp.	13,948,600	417,621
*	Nokia Corp. ADR	13,702,700	345,993
	First Data Corp.	9,507,500	308,043
	International Business Machines Corp.	2,751,700	281,251
	Electronic Data Systems Corp.	5,188,000	151,697
	CA, Inc.	5,267,728	143,598
*	Oracle Corp.	7,345,200	138,090
*	Sun Microsystems, Inc.	20,890,900	109,051
*	EMC Corp.	5,991,752	90,955
*	Dell Inc.	3,344,300	84,310
	Intel Corp.	3,884,800	83,523
*	Flextronics International Ltd.	7,045,040	78,552
*	Cisco Systems, Inc.	2,892,100	77,335
*	Symantec Corp.	3,929,300	69,156

			Market
			Value•
		Shares	($000)
	QUALCOMM Inc.	1,559,200	68,293
	Motorola, Inc.	3,205,600	55,553
*	BMC Software, Inc.	785,700	25,433
*	Xerox Corp.	969,800	17,941
*	Cadence Design Systems, Inc.	684,200	15,189
*	Novellus Systems, Inc.	435,899	14,110
*	Lexmark International, Inc.	163,000	8,884
*	LSI Corp.	946,200	8,043
*	Vishay Intertechnology, Inc.	353,500	5,886
	Intersil Corp.	34,900	1,040
*	International Rectifier Corp.	4,500	159
			3,150,546
Materials (4.2%)
[2]	Lyondell Chemical Co.	22,889,300	712,315
[2]	Hanson PLC ADR	8,026,950	681,328
	Dow Chemical Co.	3,712,800	165,628
	E.I. du Pont de Nemours & Co.	2,709,100	133,206
	Alcoa Inc.	3,494,900	124,034
	Louisiana-Pacific Corp.	4,872,551	96,038
	Ball Corp.	1,293,700	65,578
*	Cemex SAB de CV ADR	1,517,700	49,325
	United States Steel Corp.	363,700	36,930
	Weyerhaeuser Co.	435,400	34,492
	Eastman Chemical Co.	444,900	30,120
	Ashland, Inc.	410,500	24,609
	International Paper Co.	623,500	23,518
	Nucor Corp.	163,890	10,400
	Vulcan Materials Co.	47,000	5,812
	International Flavors & Fragrances, Inc.	97,000	4,721
	Freeport-McMoRan Copper & Gold, Inc. Class B	22,000	1,478
			2,199,532
Telecommunication Services (5.3%)
	AT&T Inc.	31,708,675	1,227,760
	Verizon Communications Inc.	29,957,654	1,143,783
	Sprint Nextel Corp.	12,034,900	241,059
	Alltel Corp.	2,404,076	150,712
	Telephone & Data Systems, Inc.	464,118	26,432
			2,789,746
Utilities (7.9%)
	Exelon Corp.	16,087,625	1,213,168
	Entergy Corp.	8,863,400	1,002,805
	Dominion Resources, Inc.	6,705,800	611,569
	Duke Energy Corp.	28,002,400	574,609
[2]	CenterPoint Energy Inc.	18,711,100	352,330
	FPL Group, Inc.	907,000	58,384
	FirstEnergy Corp.	656,600	44,938
	American Electric Power Co., Inc.	876,925	44,039

			Market
			Value•
		Shares	($000)
	Edison International	753,500	39,446
*	Mirant Corp.	840,100	37,695
	Sempra Energy	575,100	36,507
	Consolidated Edison Inc.	706,200	36,200
	PG&E Corp.	682,700	34,545
	Constellation Energy Group, Inc.	336,200	29,962
	Southern Co.	559,209	21,133
	Xcel Energy, Inc.	633,260	15,255
	MDU Resources Group, Inc.	476,600	14,441
	Ameren Corp.	47,200	2,481
	NSTAR	62,600	2,247
*	NRG Energy, Inc.	14,200	1,121
			4,172,875
Exchange-Traded Funds (1.2%)
3	Vanguard Total Stock Market ETF	3,098,900	455,941
3	Vanguard Value ETF	2,511,200	179,124
			635,065
Total Common Stocks
(Cost $36,481,608)			51,008,558
Temporary Cash Investments (3.5%)[1]
Money Market Fund (3.4%)
4	Vanguard Market Liquidity Fund, 5.259%	1,732,706,036	1,732,706
4	Vanguard Market Liquidity Fund, 5.259%—Note G	55,004,400	55,004
			1,787,710
		Face
		Amount
		($000)
U.S. Agency Obligations (0.1%)
5	Federal Home Loan Mortgage Corp.
6	5.195%–5.197%, 7/9/07	60,000	59,414
5	Federal National Mortgage Assoc.
6	5.192%, 7/25/07	2,000	1,976
			61,390
Total Temporary Cash Investments
(Cost $1,849,096)			1,849,100
Total Investments (100.5%)
(Cost $38,330,704)			52,857,658
Other Assets and Liabilities—
Net (–0.5%)			(247,691)
Net Assets (100%)			52,609,967

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investment in Securities, at Value	52,857,658
Receivables for Investment Securities Sold	48,935
Receivables for Capital Shares Issued	41,815
Other Assets—Note C	75,278
Total Assets	53,023,686
Liabilities
Payables for Investment
Securities Purchased	216,380
Security Lending Collateral Payable to Brokers—Note G	55,004
Payables for Capital Shares Redeemed	43,516
Other Liabilities	98,819
Total Liabilities	413,719
Net Assets	52,609,967

At April 30, 2007, net assets consisted of:[7]
Amount
($000)
Paid-in Capital	35,165,658
Undistributed Net Investment Income	290,986
Accumulated Net Realized Gains	2,583,923
Unrealized Appreciation
Investment Securities	14,526,954
Futures Contracts	42,446
Net Assets	52,609,967

Investor Shares—Net Assets
Applicable to 904,272,217 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	33,439,607
Net Asset Value Per Share—
Investor Shares	$36.98

Admiral Shares—Net Assets
Applicable to 291,944,346 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	19,170,360
Net Asset Value Per Share—
Admiral Shares	$65.66

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 1.7%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

6 Securities with a value of $61,390,000 have been segregated as initial margin for open futures contracts.

7 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

Statement of Operations

Six Months Ended
April 30, 2007
($000)
Investment Income
Income
Dividends[1]	585,329
Interest[1]	43,077
Security Lending	2,210
Total Income	630,616
Expenses
Investment Advisory Fees—Note B
Basic Fee	30,289
Performance Adjustment	2,622
The Vanguard Group—Note C
Management and Administrative
Investor Shares	27,658
Admiral Shares	6,046
Marketing and Distribution
Investor Shares	3,427
Admiral Shares	1,527
Custodian Fees	251
Shareholders’ Reports
Investor Shares	264
Admiral Shares	64
Trustees’ Fees and Expenses	31
Total Expenses	72,179
Expenses Paid Indirectly—Note D	(987)
Net Expenses	71,192
Net Investment Income	559,424
Realized Net Gain (Loss)
Investment Securities Sold[1]	2,582,325
Futures Contracts	22,807
Realized Net Gain (Loss)	2,605,132
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,944,605
Futures Contracts	23,882
Change in Unrealized Appreciation (Depreciation)	1,968,487
Net Increase (Decrease) in Net Assets Resulting from Operations	5,133,043

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $54,440,000, $40,966,000, and ($34,272,000), respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	559,424	1,011,048
Realized Net Gain (Loss)	2,605,132	2,126,784
Change in Unrealized Appreciation (Depreciation)	1,968,487	3,639,947
Net Increase (Decrease) in Net Assets Resulting from Operations	5,133,043	6,777,779
Distributions
Net Investment Income
Investor Shares	(355,166)	(636,172)
Admiral Shares	(201,092)	(313,576)
Realized Capital Gain[1]
Investor Shares	(1,263,000)	(782,678)
Admiral Shares	(676,755)	(343,927)
Total Distributions	(2,496,013)	(2,076,353)
Capital Share Transactions—Note H
Investor Shares	955,528	(564,170)
Admiral Shares	2,293,148	2,396,256
Net Increase (Decrease) from Capital Share Transactions	3,248,676	1,832,086
Total Increase (Decrease)	5,885,706	6,533,512
Net Assets
Beginning of Period	46,724,261	40,190,749
End of Period[2]	52,609,967	46,724,261

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $134,373,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $290,986,000 and $287,820,000.

Financial Highlights

Windsor II Fund Investor Shares
	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$35.14	$31.61	$28.49	$24.61	$20.87	$24.50
Investment Operations
Net Investment Income	.399	.760	.65	.56	.51	.51
Net Realized and Unrealized Gain (Loss)
on Investments	3.309	4.368	3.10	3.87	3.75	(3.47)
Total from Investment Operations	3.708	5.128	3.75	4.43	4.26	(2.96)
Distributions
Dividends from Net Investment Income	(.410)	(.720)	(.63)	(.55)	(.52)	(.52)
Distributions from Realized Capital Gains	(1.458)	(.878)	—	—	—	(.15)
Total Distributions	(1.868)	(1.598)	(.63)	(.55)	(.52)	(.67)
Net Asset Value, End of Period	$36.98	$35.14	$31.61	$28.49	$24.61	$20.87

Total Return	10.89%	16.85%	13.22%	18.15%	20.68%	–12.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33,440	$30,790	$28,199	$26,232	$20,843	$17,735
Ratio of Total Expenses to
Average Net Assets[1]	0.33%*	0.34%	0.35%	0.37%	0.43%	0.42%
Ratio of Net Investment Income to
Average Net Assets	2.26%*	2.28%	2.14%	2.07%	2.31%	2.12%
Portfolio Turnover Rate	45%*	34%	28%	22%	29%	41%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.02%, 0.03%, and 0.02%.

*	Annualized.

Windsor II Fund Admiral Shares
	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$62.41	$56.13	$50.59	$43.69	$37.05	$43.50
Investment Operations
Net Investment Income	.743	1.402	1.224	1.043	.95	.944
Net Realized and Unrealized Gain (Loss)
on Investments	5.864	7.782	5.493	6.885	6.65	(6.167)
Total from Investment Operations	6.607	9.184	6.717	7.928	7.60	(5.223)
Distributions
Dividends from Net Investment Income	(.769)	(1.346)	(1.177)	(1.028)	(.96)	(.962)
Distributions from Realized Capital Gains	(2.588)	(1.558)	—	—	—	(.265)
Total Distributions	(3.357)	(2.904)	(1.177)	(1.028)	(.96)	(1.227)
Net Asset Value, End of Period	$65.66	$62.41	$56.13	$50.59	$43.69	$37.05

Total Return	10.93%	17.01%	13.34%	18.30%	20.79%	–12.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,170	$15,934	$11,992	$4,849	$3,412	$2,484
Ratio of Total Expenses to
Average Net Assets[1]	0.23%*	0.23%	0.22%	0.26%	0.32%	0.35%
Ratio of Net Investment Income to
Average Net Assets	2.36%*	2.39%	2.25%	2.17%	2.41%	2.18%
Portfolio Turnover Rate	45%*	34%	28%	22%	29%	41%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.02%, 0.03%, and 0.02%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Windsor Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Hotchkis and Wiley Capital Management, LLC; Armstrong Shaw Associates Inc.; and beginning January 9, 2007, Lazard Asset Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, Inc. is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500/Barra Value Index for periods prior to May 1, 2006, and the new benchmark, the MSCI US Prime Market 750 Index, beginning May 1, 2006. The benchmark change will be fully phased in by April 2009. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance since January 31, 2004, relative to the MSCI US Investable Market 2500 Index. The basic fee of Armstrong Shaw Associates Inc. is subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell 1000 Value Index. In accordance with the advisory contract entered into with Lazard Asset Management LLC in January 2007, beginning in November 2007, the investment advisory fee will be subject to quarterly adjustments based on performance since January 31, 2007, relative to the S&P 500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $1,038,000 for the six months ended April 30, 2007.

For the six months ended April 30, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before an increase of $2,622,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2007, the fund had contributed capital of $4,642,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.64% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2007, these arrangements reduced the fund’s management and administrative expenses by $977,000 and custodian fees by $10,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2007, the cost of investment securities for tax purposes was $38,330,704,000. Net unrealized appreciation of investment securities for tax purposes was $14,526,954,000, consisting of unrealized gains of $14,778,028,000 on securities that had risen in value since their purchase and $251,074,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2007, the aggregate settlement value of open futures contracts expiring in June 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	2,362	878,900	41,829
E-mini S&P 500 Index	1,096	81,564	617

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2007, the fund purchased $14,524,592,000 of investment securities and sold $13,493,768,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at April 30, 2007, was $52,439,000, for which the fund received cash collateral of $55,004,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2007		October 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,257,857	63,994	4,035,614	123,796
Issued in Lieu of Cash Distributions	1,580,553	45,484	1,378,672	43,697
Redeemed	(2,882,882)	(81,333)	(5,978,456)	(183,528)
Net Increase (Decrease)—Investor Shares	955,528	28,145	(564,170)	(16,035)
Admiral Shares
Issued	2,363,723	37,548	3,485,256	60,101
Issued in Lieu of Cash Distributions	821,181	13,311	605,081	10,803
Redeemed	(891,756)	(14,232)	(1,694,081)	(29,219)
Net Increase (Decrease)—Admiral Shares	2,293,148	36,627	2,396,256	41,685

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2006		Proceeds from		Apr. 30, 2007
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
Security Name	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy, Inc.	367,821	—	83,680	6,912	352,330
Cooper Industries, Inc. Class A	563,607	86,986	45,525	4,970	674,810
Hanson PLC ADR	558,114	—	—	12,057	681,328
Lyondell Chemical Co.	572,238	19,018	—	10,031	712,315
Massey Energy Co.	n/a1	106,337	—	186	125,467
Service Corp. International	237,851	35,154	36,623	1,664	316,873
Sherwin-Williams Co.	544,105	3,075	—	5,206	588,929
Wyndham Worldwide Corp.	n/a1	332,760	—	—	416,279
XL Capital Ltd. Class A	637,970	51,551	—	6,961	762,598
	3,481,706			47,987	4,630,929

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1 At October 31, 2006, the issuer was not an affiliated company of the fund.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	10/31/2006	4/30/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,108.93	$1.73
Admiral Shares	1,000.00	1,109.33	1.20
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.16	$1.66
Admiral Shares	1,000.00	1,023.65	1.15

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.33% for Investor Shares and 0.23% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 25 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor II Fund has renewed the fund’s investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, Inc.; Hotchkis and Wiley Capital Management, LLC; Armstrong Shaw Associates Inc.; and The Vanguard Group, Inc. The board also added Lazard Asset Management LLC to the fund’s investment advisory team effective January 2007.

The board concluded that retaining Barrow Hanley, Hotchkis and Wiley, Armstrong Shaw, and Vanguard as advisors, and adding Lazard to the investment advisory team, were in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each advisor. The board noted the following:

Barrow, Hanley, Mewhinney & Strauss. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed and its professionals retain significant equity ownership. The firm has advised Vanguard Windsor II Fund since the fund’s inception in 1985.

Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below-average price/earnings ratios and price/book-value ratios, and above-average current yields.

Hotchkis and Wiley Capital Management. Founded in 1980, Hotchkis and Wiley is a value-oriented firm that manages various large-, mid-, and small-cap portfolios. The firm has advised Vanguard Windsor II Fund since 2003.

Hotchkis and Wiley invests mainly in mid- to large-cap stocks with value-oriented characteristics. The advisor follows a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.

Armstrong Shaw Associates. Founded in 1984, Armstrong Shaw is employee-owned and invests in large-cap value products. The firm has advised Vanguard Windsor II Fund since 2006.

Armstrong Shaw constructs a portfolio of large-cap stocks using a combination of fundamental and qualitative criteria to identify individual companies for potential investment. The firm’s disciplined, absolute value-based approach determines the intrinsic value of a company through analysis of its cash flow or an appraisal of its assets. Candidates for purchase are stocks selling at a substantial discount to this intrinsic value that also have a sound business and a capable management team.

The Vanguard Group. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. The group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

Lazard Asset Management. Lazard is an investment management firm and a wholly owned subsidiary of Lazard Frères & Co., LLC. Lazard manages approximately $100 billion in assets.

Stability, depth, and a strong investment culture are key attributes of the U.S. equity team, which is headed by Andrew Lacey. The team consists of 11 portfolio managers supported by Lazard’s 28-person global-sector analyst team. The 6-member value team has, on average, 16 years of investment experience.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation and addition, as applicable, of the fund’s advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each of the existing advisors has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Further, the board concluded that Lazard’s other investment portfolios have been competitive versus the fund’s benchmark and the fund’s peer group over various short- and long-term periods. Information about the fund’s most recent performance can be found in the Performance Summary portion of this report.

Cost

The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after implementation of the new agreement with Lazard, the fund’s advisory fee rate and expense ratio should remain below the advisory fee rates and expense ratios of the fund’s peers. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Barrow Hanley; Hotchkis and Wiley; Armstrong Shaw; or Lazard in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley, Hotchkis and Wiley, Armstrong Shaw, and Lazard. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by the firms increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
147 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Windsor, and
the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
with Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q732 062007

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 14, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 14, 2007

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	June 14, 2007

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.